Exhibit 99.1

Name:  APPALOOSA PARTNERS INC.

Address: 26 Main Street
         Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  October 28, 2004


By:  /s/ David A. Tepper                   November 1, 2004
   --------------------------------------------------------
    Name:  David A. Tepper                       Date
    Title: President


Name: Appaloosa Management L.P.
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  October 28, 2004

By:  APPALOOSA PARTNERS INC.,
     Its General Partner

By: /s/ David A. Tepper                   November 1, 2004
   --------------------------------------------------------
    Name:  David A. Tepper                     Date
    Title: President


Name: Appaloosa INVESTMENT LIMITED PARTNERSHIP I
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  October 28, 2004

By:  APPALOOSA Management L.P., its General Partner
     By: Appaloosa Partners Inc., its General Partner

    /s/ David A. Tepper                 November 1, 2004
    -------------------------------------------------------
    Name:  David A. Tepper                   Date
    Title: President


Name: PALOMINO FUND LTD.

Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  October 28, 2004

By:  APPALOOSA Management L.P., its Investment Advisor
     By: Appaloosa Partners Inc., its General Partner

    /s/ David A. Tepper                 November 1, 2004
    -------------------------------------------------------
    Name:  David A. Tepper                   Date
    Title: President